Exhibit 10.1

Execution Version

SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of September 30, 2014
AMONG
OASIS PETROLEUM NORTH AMERICA LLC,
AS BORROWER,
THE GUARANTORS PARTY HERETO,

WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of September 30, 2014, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 5, 2013, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 3, 2013 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Guarantors, the Administrative Agent and the Lenders desire to (i) amend certain provisions of the Credit Agreement as set forth herein and (ii) provide for an increase in the Borrowing Base to $2,000,000,000 to be effective as of the Second Amendment Effective Date (as defined below).
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02.
(a)     The following definitions are hereby amended and restated as follows:
“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment and the Second Amendment and as the same may be further amended or supplemented from time to time.
“Approved Counterparty” shall mean any Person who at the time a Swap Agreement is entered into is (a) a Lender or any Lender Affiliate, or (b) any other Person whose issuer rating or long term senior unsecured debt ratings at the time of entry into the applicable Swap Agreement is A-/A3 by S&P or Moody’s (or their equivalent) or higher (or whose obligations under the applicable Swap Agreement are guaranteed by an Affiliate of such Person meeting such rating standards).
(b)     The following definitions are hereby added where alphabetically appropriate to read as follows:
“Material Subsidiary” means, as of any date, any Domestic Subsidiary of Parent, OP LLC or the Borrower that, together with its subsidiaries, owns Property having a fair market value of $5,000,000 or more; provided that if the aggregate fair market value of all Property of all Domestic Subsidiaries that are not Guarantors exceeds $10,000,000, then Parent, OP LLC and the Borrower shall promptly designate Domestic Subsidiaries that are not then Guarantors as Material Subsidiaries (and cause such designated Material Subsidiaries to comply with Section 8.14(b)) to the extent necessary so that the aggregate fair market value of all Property owned by Domestic Subsidiaries that are not then Guarantors is less than $10,000,000.
“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of September 30, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
2.2    Amendment to Section 8.14(b). Section 8.14(b) is hereby amended and restated in its entirety to read as follows:
(b)    The Parent, OP LLC and the Borrower shall promptly cause each Material Subsidiary, and any other Domestic Subsidiary that guarantees any Debt of any other Credit Party, to guarantee the Indebtedness pursuant to the Guaranty and Security Agreement. In connection with any such guaranty, the Parent, OP LLC and the Borrower shall (A) cause such Domestic Subsidiary to execute and deliver the Guaranty and Security Agreement or a supplement thereto, as applicable, (B) cause the Credit Party that owns Equity Interests in such Domestic Subsidiary to pledge all of the Equity Interests of such new Domestic Subsidiary pursuant to the Guaranty and Security Agreement (including, without limitation, delivery (if applicable) of original certificates evidencing the Equity Interests of such Domestic Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (C) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

2.3    Amendment to Section 8.14(c). Section 8.14(c) is hereby amended and restated in its entirety to read as follows:

(c)    In the event that the Borrower or any Material Subsidiary becomes the owner of a Foreign Subsidiary which has total assets in excess of $1,000,000, then the Borrower shall promptly, or shall cause such Material Subsidiary to promptly, pledge 65% of all the Equity Interests of such Foreign Subsidiary (including, without limitation, delivery of original stock certificates evidencing such Equity Interests of such Foreign Subsidiary, together with appropriate stock powers for each certificate duly executed in blank by the registered owner thereof) and execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.
2.4    Amendment to Section 9.18(a). The final sentence of Section 9.18(a) is hereby amended and restated in its entirety to read as follows:
(a)     In no event shall any Swap Agreement contain any requirement for the Borrower or any Subsidiary to post, during the term of this Agreement, collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures and in no event shall (1) any Swap Agreements in respect of interest rates have a term beyond 48 months from the date of execution thereof or (2) any Swap Agreements in respect of commodities have a term beyond 60 months from the date of execution thereof.
2.5    Amendment to Section 12.02(b)(vi). Section 12.02(b)(vi) is hereby amended by adding “Material Subsidiary” immediately following the reference to “Foreign Subsidiaries” contained therein.
Section 3.    Borrowing Base Redetermination. Pursuant to Section 2.07 of the Credit Agreement, the Administrative Agent and the Lenders agree that for the period from and including the Second Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $2,000,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.7(e), Section 8.13(c) or Section 9.12(d). For the avoidance of doubt, the redetermination herein shall constitute the October 1, 2014 Scheduled Redetermination and the next Scheduled Redetermination shall be the April 1, 2015 Scheduled Redetermination.
Section 4.    Conditions Precedent. This Second Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Second Amendment Effective Date”):
4.1    The Administrative Agent shall have received from each of the Lenders, each Guarantor and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.
4.2    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof.

4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.
4.4    The Administrative Agent shall have received the most recently prepared Reserve Report for the Oil and Gas Properties of the Borrower and its Subsidiaries, prepared as of July 1, 2014.
4.5    The Administrative Agent shall have received title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the total value of the Oil and Gas Properties evaluated in the Reserve Report delivered pursuant to Section 4.4.
4.6    The Administrative Agent shall have received from the Borrower a duly executed and notarized amendment and/or supplement to each mortgage which shall be reasonably satisfactory to the Administrative Agent in form and substance. In connection therewith, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 80% of the total value of the Oil and Gas Properties evaluated in the Reserve Report delivered pursuant to Section 4.4.
4.7    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
5.2    No Waiver.    Neither the execution by the Administrative Agent or the Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Second Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
5.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.6    GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.8    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.10    Loan Document. This Second Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title: Executive Vice President and Chief
Financial Officer

GUARANTORS:	OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title: Executive Vice President and Chief
Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT

AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Lender
By: /s/ Collin Mayer
Name:    Collin Mayer
Title:    Assistant Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:	CITIBANK, N.A., as a Lender

By:    /s/ Phillip Ballard
Name:     Phillip Ballard
Title:     Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Anson D. Williams
Name:     Anson D. Williams
Title:     Authorized Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Evans Swann, Jr.
Name:     Evans Swann, Jr.
Title:     Authorized Signatory

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By: /s/ Kristin N. Oswald
Name: Kristin N. Oswald
Title: Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMPASS BANK, as a Lender

By:    /s/ Ian Payne
Name:     Ian Payne
Title:     Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By: /s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

By: /s/ Daria Mahoney
Name: Daria Mahoney
Title: Authorized Signatory

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender
By: /s/ Charles Hall
Name: Charles Hall
Title: Managing Director
By: /s/ Josh Strong
Name: Josh Strong
Title: Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:    /s/ Jim Moyes
Name:     Jim Moyes
Title:     Managing Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

UBS AG, STAMFORD BRANCH, as a Lender

By:    /s/ Lana Gifas
Name:    Lana Gifas
Title:    Director

By:    /s/ Jennifer Anderson
Name:    Jennifer Anderson
Title:    Associate Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ John C. Lozano
Name:    John C. Lozano
Title:    Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Thomas Kleiderer
Name:    Thomas Kleiderer
Title:    Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NATIONAL ASSOCIATION DBA BANK OF TEXAS, as a Lender
By: /s/ Mari Salazar
Name: Mari Salazar
Title: SVP, Energy Lending

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BRANCH BANKING AND TRUST COMPANY, as a Lender
By: /s/ Ryan K. Michael
Name: Ryan K. Michael
Title: Senior Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender
By: /s/ William Robinson
Name: William Robinson
Title: Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

HSBC BANK USA, N.A., as a Lender
By: /s/ Steven Smith
Name: Steven Smith
Title: Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender
By: /s/ Robert Kret
Name: Robert Kret
Title: AVP

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)